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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


         --------------------------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 1998



                                EARTHCARE COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
              Delaware                                     000-24685                                    58-2335973
   -------------------------------                   ----------------------                 --------------------------------
   (State or other jurisdiction of                  (Commission File Number)                (IRS Employer Identification No.)
           incorporation)
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 14901 Quorum Drive, Suite 200, Dallas, Texas                75240
-------------------------------------------------   -----------------------
    (Address of principal executive offices)              (Zip Code)


                                 (972) 858-6025
                           --------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 4.           Changes in the Company's Certifying Accountants

         (a) Previous Independent Accountants

                  (i) On December 16, 1998, EarthCare Company (the "Company") contacted representatives of Arthur Andersen LLP to inform them that their firm would no longer be engaged as the principal accountant to audit the Company's financial statements for the fiscal year ending December 31, 1998 and terminated the relationship effective December 16, 1998.

                  (ii) Arthur Andersen's reports on the financial statements for the past fiscal year did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The decision to change accountants was recommended by the Company's management and approved by the Company's Audit Committee and the Company's Board of Directors.

                  (iv) In connection with its audits for the most recent fiscal year ended December 31, 1997 and during the subsequent interim periods, there have been no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                  (v) During the Company's most recent fiscal year, no "reportable events" (as described in Item 304(a)(1)(v) of Regulation S-K) have occurred.

                  (vi) The Company requested Arthur Andersen to furnish a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements made by the Company in response to Item 304 of Regulation S-K. Arthur Andersen's letter is included as an Exhibit to this Form 8-K.

         (b) New Independent Accountants

                  (i) The Company engaged PriceWaterhouseCoopers as its new independent accountants effective December 16, 1998. During the most recent fiscal year and through December 16, 1998, the Company has not consulted with PriceWaterhouseCoopers concerning their financial statements, including the following items: an audit of the Company's financial statements as the principal accountant, an audit of a significant subsidiary as an independent accountant, the application of accounting principles to a specified transaction or the type of audit opinion that might by rendered on the Company's financial statements or any matter which concerned a disagreement or "reportable event" with the previous independent accountants.



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         Item 5.           Other Events

          On December 16, 1998, Bryan Rosborough was appointed as a member of the Board of Directors of the Company (the "Board") to fill a vacancy on the Board. In addition, the following persons were appointed to the following committees of the Board:

          (i) Executive Committee: Donald Moorehead, Terry Patrick, Raymond Cash and William Hulligan.

          (ii) Compensation Committee: Raymond Cash, Brian Rosborough and Gene Roelke.

          (iii) Audit Committee: Kenneth Peak, Gene Roelke and William Hulligan.

          Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               16.1 Letter dated December 21, 1998 from Arthur Andersen LLP related to the change in certifying accountants.








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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 EARTHCARE COMPANY
                                 (Registrant)



Date:   December 21, 1998        By:   /s/ James E. Farrell
        -----------------             -----------------------------------------
                                      James E. Farrell,
                                      Vice President and Chief Financial Officer







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                                  EXHIBIT INDEX

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
                  Exhibit No.       Description
                  -----------       -----------

                  16.1 Letter dated December 21, 1998 from Arthur Andersen LLP related to the change in certifying accountants
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